                                 EXHIBIT 10.1C

                            SIXTEENTH AMENDMENT TO

                    THE UTILITY EMPLOYEES' RETIREMENT PLAN

          The Utility Employees' Retirement Plan (the "Plan") was established on December 30, 1957, effective as of December 31, 1957, by Suburban Water Systems, a California corporation, as a mandatory contributory money purchase plan and trust for the exclusive benefit of participating employees of Suburban Water Systems. It was amended on November 12, 1958, December 21, 1959, April 20, 1960, April 26, 1968 and October 10, 1968. The Sixth Amendment to the Plan, effective December 31, 1972, restated the Plan and converted it into a non-contributory defined benefit pension plan. The Plan has since been amended on December 22, 1976, June 10, 1978, June 25, 1979, twice on March 26, 1986, by a
"model amendment" adopted on October 20, 1989, and on December 11, 1990, December 12, 1996, October 30, 1997 and August 5, 1999.

          The Plan is maintained by Southwest Water Company, Suburban Water Systems, New Mexico Utilities, Inc. and East Pasadena Water Company for the benefit of their eligible employees.

          The Plan will be terminated effective as of December 30, 1999, and benefit accruals under the Plan will cease as of December 30, 1999. In order to amend the Plan to comply with changes to the Internal Revenue Code made by the Uniformed Services Employment and Reemployment Rights Act of 1992, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998, and make certain other changes to the Plan, prior to the termination of the Plan, this Sixteenth Amendment to the Plan has been adopted by the Board of Directors of Southwest Water Company, effective as of December 30, 1999, except as otherwise provided herein.

          1. Section 1.3 of the Plan is hereby amended to read in its entirety as follows:

     Section 1.3 - Actuarial Equivalent
     -----------   --------------------

               (a) "Actuarial Equivalent" shall mean the equivalent of a given Benefit or a given amount payable in another manner or by other means, determined by or under the direction of the Administrator in accordance with the actuarial assumptions prescribed in this Section and actuarial principles and methods which are found to be appropriate by the Enrolled Actuary, acting independently of the Administrator or the Companies and in the exercise of his sole professional judgment (and which principles, methods and assumptions may differ from those used for the purposes of
      Section 3.1). Such principles, methods and assumptions, however, shall be reasonable in the aggregate and shall constitute the Enrolled Actuary's best estimate of anticipated experience under the Plan. On such basis, the "Actuarial Equivalent" of a Benefit payable as a monthly payment to an annuitant on the first day of each calendar month and ending on the calendar month in which the death of such annuitant occurs, shall mean such Benefit, multiplied by the actuarial equivalency factor determined as follows:

                         (i) in the case of a distribution, other than a lump sum distribution under Section 4.7, 4.8, 4.9 or 4.13, the actuarial equivalency factor determined by a  an interest assumption of 7 1/2%, and
                              -

                              b  the UP-84 Mortality Table (with no setback for
                              -
                    Participants and a three year setback for Spouses and/or Beneficiaries), and

                         (ii) in the case of a lump sum distribution under
               Section 4.7, 4.8, 4.9 or 4.13, the actuarial equivalency factor determined by a  an interest assumption equal to the Applicable
                              -
                    Interest Rate (as defined in subsection (c)) with respect to such distribution, and

                              b  the Applicable Mortality Table (as defined in
                              -
                    subsection (c)) with respect to such distribution.

                    (b) Notwithstanding subsection (a), for the purposes of any determination under Section 4.12, the "Actuarial Equivalent" of a given amount, and the adjustments in the limitation under Section 4.12(a)(i), shall be determined as is prescribed in regulations promulgated by the Secretary under Code Section 415(b), as follows:

                         (i) for purposes of determining, with respect to any Benefit, the "Actuarial Equivalent" of a straight life annuity in an annual amount determined under Section 4.12(a), in accordance with the provisions of Code Section 415(b)(2)(B), such "Actuarial Equivalent" shall be the amount determined using the lesser of the actuarial equivalency factor determined under subsection (a), and the actuarial equivalency factor determined by a  an interest assumption of 5%; provided,
                              -
                    however, that, in the case of a lump sum distribution under Sections 4.7, 4.8, 4.9 or 4.13, the Applicable Interest Rate (as defined in subsection (c)) with respect to such distribution shall be substituted for 5%, and

                              b  the Applicable Mortality Table (as defined in
                              -
                    subsection (c)) with respect to such distribution,

                         (ii) for purposes of determining any limitation under
               Section 4.12(a)(i), in accordance with the provisions of Code
               Section 415(b)(2)(C), in
               the case of Benefit payments beginning prior to the applicable Social Security Retirement Age, the limitation applicable to distributions commencing on or after age 62 shall be the limitation applicable to distributions commencing at Social Security Retirement Age, reduced to the age at which the distribution commences using factors that are consistent with the factors used to reduce old-age insurance benefits under the Social Security Act, which factors are presently a  5/9 of 1% for each of the first 36 months by
                              -
                    which the distribution commences before the month in which the Participant or Former Participant attains Social Security Retirement Age, and

                              b  5/12 of 1% for each additional month (up to 24
                              -
                    months) by which such distribution commences before the month in which the Participant or Former Participant attains Social Security Retirement Age,

                        (iii) for purposes of determining any limitation under
               Section 4.12(a)(i), in accordance with the provisions of Code
               Section 415(b)(2)(C), in the case of Benefit payments beginning prior to age 62, the limitation applicable to distributions commencing prior to age 62 shall be the actuarial equivalent of the limitation applicable to distributions commencing at age 62, determined using the lesser of the actuarial equivalency factor determined by the early reduction factors under Section 4.5(b)(i) (to the extent applicable), and the actuarial equivalency factor determined by a  an interest assumption of 5%, and
                              -

                              b  the Applicable Mortality Table (as defined in
                              -
                    subsection (c)) with respect to such distribution, and

                        (iv)  for purposes of determining any limitation under
               Section 4.12(a)(i), in accordance with the provisions of Code
               Section 415(b)(2)(D), in the case of Benefit payments beginning after the applicable Social Security Retirement Age, the limitation applicable to distributions commencing after the applicable Social Security Retirement Age shall be the actuarial equivalent of the limitation based on the applicable Social Security Retirement Age, determined using the actuarial equivalency factor determined by a  an interest assumption of 5%, and
                              -

                              b  the Applicable Mortality Table (as defined in
                              -
                    subsection (c)) with respect to such distribution.

                    (c) For purposes of this Section,

                         (i) the "Applicable Interest Rate" with respect to any distribution shall mean the "applicable interest rate", within the meaning of Code Section 417(e)(3)(A)(ii)(II) and Temp. Reg. Section 1.417(e)-1T(d)(3), for the Lookback Month for such distribution,

                         (ii) the "Applicable Mortality Table" with respect to any distribution shall mean the "applicable mortality table", within the meaning of Code Section 417(e)(3)(A)(ii)(I) and Temp. Reg. Section 1.417(e)-1T(d)(2), for the Lookback Month for such distribution, and

                         (iii) the "Lookback Month" with respect to any
               distribution shall mean the October next preceding the first day of the Plan Year in which the Annuity Starting Date of the distribution occurs.

               2. Section 1.5 of the Plan is hereby amended to read in its entirety as follows:

      Section 1.5 - Annuity Starting Date
      -----------   ---------------------

                    "Annuity Starting Date" shall mean the first day of the first period for which a Benefit is payable as an annuity to a Participant or Former Participant, or the date with respect to which a Benefit is payable as a lump sum distribution to a Participant or Former Participant, as the case may be, by reason of his Separation from the Service or the termination of the Plan.

               3. Section 1.7 of the Plan is hereby amended to read in its entirety as follows:

      Section 1.7 - Benefit
      -----------   -------

                    "Benefit" shall mean a monthly or lump sum payment payable at the times and over the applicable periods specified in Article IV.

               4. Effective as of December 30, 1997, Section 1.12 of the Plan is hereby amended to read in its entirety as follows:

      Section 1.12 - Compensation
      ------------   ------------

                    "Compensation" of a Participant for any Plan Year, expressed as a monthly rate, shall mean his fixed, basic monthly rate of pay from the Companies as of July 1 of such Plan Year if he was then an Employee, or (if not) as of the date during such Plan Year nearest to July 1 on which nearest date he was an Employee, but shall exclude all payments from overtime hours, bonuses, incentive pay, special allowances, workers' compensation, retainers, insurance or pension benefits and any other special payments, but in no event shall such monthly rate exceed one twelfth of $160,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

            5. Section 1.18 of the Plan is hereby amended to read in its entirety as follows:

      Section 1.18 - Election Period
      ------------   ---------------

                "Election Period" means, in the case of an election under
      Section 4.7(f) to waive the Joint and Survivor Annuity, the period beginning ninety days before the Participant's or Former Participant's Annuity Starting Date and ending on the later of

                (a) the Participant's or Former Participant's Annuity Starting Date,

                (b) the ninetieth day after the latest mailing or personal delivery to him of the explanation described in Section 4.7(d)(i), or

                (c) the sixtieth day after the mailing or personal delivery to him of the information he has requested under Section 4.7(d)(ii).

            6. Effective as of December 30, 1997, Section 1.24 of the Plan is hereby amended to read in its entirety as follows:

      Section 1.24 - Highly Compensated Employee
      ------------   ---------------------------

                For any Plan Year, a "Highly Compensated Employee" shall mean any Employee who

                    (a) in the previous Plan Year, or the current Plan Year, was a 5% owner of the Company (within the meaning of Code Section 414(q)(2)), or

                    (b) in the previous Plan Year, had Statutory Compensation in excess of $80,000 (adjusted as described in Code Section 414(q)(1)(B)) and was in the group consisting of the top 20% of Employees (excluding for such purpose such Employees described in Code Section 414(q)(5) as are excluded under the Rules of the Plan) when ranked by Statutory Compensation for the previous Plan Year.

      For each Plan Year, the "top-paid group election" shall be applied for purposes of the determination under this section.

            7.  Section 4.3(a) of the Plan is hereby amended as follows:

                a. Except as otherwise provided below, for each Participant who is an Employee as of December 30, 1999, Section 4.3(a)(i)a 1 of the Plan
                                                               - -
      is hereby amended to read as follows:  "1  the factor 0.0215."
                                              -

                b. Notwithstanding the foregoing, and except as otherwise provided in paragraph c. below, for all Participants who are Employees as of December

      30, 1999 and who are Highly Compensated Employees for the Plan Year ended as of December 30, 1999, the factor set forth in Section 4.3(a)(i)a 1 of
                                                                        - -
      the Plan for such Participants is hereby amended to be the greatest factor (rounded down to the nearest 0.0001), that is not less than 0.0150 and not greater than 0.0215, for which the Plan satisfies the requirements of the Code and ERISA (including, without limitation, the requirements of Sections 401(a)(4) and 410(b) of the Code and the Treasury Regulations thereunder). Such factor shall be applied uniformly to all such Participants.

                c. In the case of a Participant is an Employee as of December 30, 1999 and whose Compensation for any Plan Year ended on or before December 30, 1994 exceeded $150,000, the amount determined under Section 4.3(a)(i) of the Plan for such Participant shall not exceed the greater of the following amounts:

                    i.  the sum of:

                        A. the amount determined under Section 4.3(a)(i) of the Plan (determined without regard to the amendment under paragraph
                a. or b. above (as applicable) to the factor set forth in
                Section 4.3(a)(i)a 1 of the Plan), based on such Participant's
                                 - -
                Credited Service as of December 30, 1994, and such Participant's Final Average Compensation as of December 30, 1994, and

                        B. the amount determined under Section 4.3(a)(i) of the Plan (determined after taking into account the amendment under paragraph a. or b. (as applicable) to the factor set forth in
                Section 4.3(a)(i)a 1 of the Plan), based on such Participant's
                                 - -
                Credited Service accrued after December 30, 1994 and such Participant's Final Average Compensation as of December 30, 1999 (determined assuming that such Participant's Compensation for any Plan Year ended on or before December 30, 1994 was not in excess of $150,000), and

                    ii. the amount determined under Section 4.3(a)(i) of the Plan (determined taking into account the amendment under paragraph a. or b. above (as applicable) to the factor set forth in Section 4.3(a)(i)a 1 of the Plan), based on such Participant's Credited
                   - -
          Service as of December 30, 1999, and such Participant's Final Average Compensation as of December 30, 1999 (determined assuming that such Participant's Compensation for any Plan Year ended on or before December 30, 1994 was not in excess of $150,000).

                d. In no event shall a Participant's or Former Participant's "accrued benefit," within the meaning of Section 411(a)(7) of the Code and the Treasury Regulations thereunder, be reduced or eliminated, to the extent accrued as of December 30, 1999.

The Plan was previously amended to cease all benefit accruals under the Plan as of December 30, 1999.

          8. Subsection 4.4(b) of the Plan is hereby amended to read in its entirety as follows:

               (b) A Former Participant with a Vested Retirement Benefit may on or after attainment of his fifty-fifth birthday and upon not less than two months prior written notice to the Administrator elect Early Retirement in accordance with this Section.

          9. Subsection 4.6(e) of the Plan is hereby amended to read in its entirety as follows:

               (e) The Vested Retirement Benefit of a Participant who dies prior to his Early or Normal Retirement (and prior to receiving a lump sum distribution under Section 4.8(a)(v) or an immediate annuity distribution under Section 4.8(e)), or of a Former Participant who dies prior to his Annuity Starting Date (whichever is applicable) shall be forfeited as provided in Section 2.5, but a Survivor Annuity shall be payable under
     Section 4.9 or 4.10 with regard to such a Participant or Former
     Participant.

          10. Section 4.7(a) of the Plan is hereby amended to read in its entirety as follows:

               (a) Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a married Participant or of a married Former Participant not referred to in subsection (l), commencing on his Early or Normal Retirement Date (or, in the case of a Participant or Former Participant eligible to elect a lump sum distribution under Section 4.8(a)(v), commencing on the Annuity Starting Date of such distribution) shall be a Joint and Survivor Annuity, as described in subsection (b), if

                    (i) he was legally married to his Spouse on his Annuity Starting Date,

                    (ii) he notified the Administrator, in writing, prior to his Annuity Starting Date that he was married,

                    (iii) the then Actuarial Equivalent of such Benefit as determined under Section 1.2(a)(ii) is more than $5,000, and

                    (iv)  he has not otherwise elected under subsection (f).

          11. Subsection 4.7(d) of the Plan is hereby amended to read in its entirety as follows:

               (d) At least nine months prior to his qualifying for Early Retirement (or, if later, upon his becoming a Participant), and again not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Participant or Former Participant (including a Former Participant referred to in subsection (m)) who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                    (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of the Participant or Former Participant
                         -
               to make, and the effect of, an election under subsection (f) to waive the Joint and Survivor Annuity,

                         b  the relative financial effect on his Benefit of
                         -
               an election under subsection (f),

                         c  the right of the Participant's or Former
                         -
               Participant's Spouse under subsection (g),

                         d  the right of the Participant or Former Participant
                         -
               under subsection (h) to revoke an election made under subsection
               (f) and the effect thereof, and

                    (ii) a statement that the Administrator will furnish the Participant or Former Participant, upon his first written request within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Benefit of making an election under subsection (f).

          12. Subsection 4.7(f) of the Plan is hereby amended to read in its entirety as follows:

               (f) A Participant or Former Participant referred to in subsection (a) may elect in writing, at any time during his Election Period, not to receive a Joint and Survivor Annuity (in which case, he shall receive his Normal Retirement Benefit, Optional Retirement Benefit or other Benefit as provided in the Plan). Notwithstanding the requirement under subsection (d) that the written explanation described in paragraph
     (d)(i) be provided not less than 30 days before the Annuity Starting Date, a Participant or a Former Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph
     (d)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Participant or Former Participant, provided, that

                    (i) the Administrator shall provide information to the Participant or Former Participant clearly indicating that the Participant or Former Participant has the right during the Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                    (ii) the Participant or the Former Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven-day period that begins the day after the written explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant,

                    (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant, and

                    (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant.

          13.  Section 4.8 of the Plan is hereby amended to read as follows:

     Section 4.8 - Optional Retirement Benefit
     -----------   ---------------------------

               (a) In lieu of his Vested, Early or Normal Retirement Benefit, a Participant or Former Participant may elect, with Spousal Consent, to receive an Optional Retirement Benefit. A Participant or Former Participant must make such an election in writing in accordance with the Rules of the Plan and deliver it to the Administrator prior to his Early or Normal Retirement Date (or, in the case of a lump sum distribution under paragraph
     (v), the Annuity Starting Date of such distribution), as the case may be. Subject to Section 4.15, the Optional Retirement Benefit of a Participant or Former Participant shall be one of

                    (i)   a monthly Benefit, reduced as provided in subsection
          (b), payable during each month of the period of his Early or Normal Retirement with the provision that if he dies after his Annuity Starting Date, and if his properly designated Contingent Annuitant survives him, such Contingent Annuitant shall receive a monthly payment beginning on the first day of the calendar month next following the Participant's death and ending with the calendar month in which the Contingent Annuitant's death occurs, in the same amount (or in one-half, two-thirds or three-quarters of that amount as the Participant may elect); provided, however, that this election shall not take effect if the Contingent Annuitant does not survive until the Participant's Annuity Starting Date,

                    (ii)  a monthly Benefit, reduced as provided in subsection
          (b), payable during each month of the period of his Early or Normal Retirement with the provision that if he dies after his Annuity Starting Date and before receiving thirty-six, sixty or one hundred-twenty monthly payments, as the Participant may elect, his Beneficiaries as designated for this purpose under Section 4.14 will receive the remainder of such monthly payments,

                    (iii) solely with respect to a Participant or Former Participant who elects to retire on his Early Retirement Date, monthly payments increased before the then anticipated commencement date of his old age benefits under the federal Social Security Act and decreased or, if necessary, eliminated after such date in order to provide monthly payments to the Participant which, when added to his then anticipated old age benefits under said Act would provide monthly payments for his life which are as nearly uniform as possible,

                    (iv) solely with respect to a Participant or Former Participant who has an Account, the amount of his Account in cash in a lump sum Benefit and the remainder of his Benefit, as actuarially determined under Section 1.3, in accordance with Sections 4.3, 4.5, 4.6, 4.7 or this Section as applicable, or

                    (v) a lump sum Benefit pursuant to the termination of the Plan, determined as provided in subsection (b), payable as of an Annuity Starting Date after the termination of the Plan as follows:

                          a   in the case of a Participant who is an Employee
                          -
               on his Annuity Starting Date (other than a Participant who is employed by East Pasadena Water Company), such lump sum distribution shall be made in the form of an elective transfer of such Participant's lump sum Benefit from the Plan to The 401(k) Retirement and Savings Plan for Southwest Water Company (the "Southwest Savings Plan") in accordance with subsection (f), or

                          b   in the case of any other Participant or Former
                          -
               Participant, in the form of a lump sum distribution to such Participant or Former Participant;

          provided, however, that any lump sum distribution under paragraph (v) shall be made in accordance with the Code and ERISA.

               (b) A Participant's or Former Participant's Optional Retirement Benefit (other than a lump sum distribution under paragraph (a)(v)) shall be the Actuarial Equivalent of his Vested, Early or Normal Retirement Benefit, said Equivalent being computed as of his Early or Normal Retirement Date, whichever is applicable. A Participant's or a Former Partnership's Optional Retirement Benefit distributed in the form of a lump sum distribution under paragraph (a)(v) shall be the Actuarial Equivalent of his Normal Retirement Benefit, such Actuarial Equivalent being computed as of the Annuity Starting Date of such distribution.

               (c) Notwithstanding any other provision of this Section, no Optional Retirement Benefit shall be provided under which any Beneficiary or Contingent Annuitant (other than the Participant's or Former Participant's spouse or incompetent child) can receive a Benefit having an Actuarial Equivalent on the date such Benefits commence greater than the then present Actuarial Equivalent of the Participant's Benefit under said election.

               (d) Notwithstanding subsection (a) and Section 4.7(g), if a Participant or Former Participant elects to receive any one of the Optional Retirement Benefits specified in paragraph (a)(i) and his Contingent Annuitant is his Spouse, Spousal Consent shall not be required.

               (e) Notwithstanding anything in this Section to the contrary, a Participant or Former Participant who is eligible to elect a lump sum distribution under paragraph (a)(v) may elect to receive, in lieu thereof, the Actuarial Equivalent of his Vested, Early or Normal Retirement Benefit (whichever is greatest) in the form of a monthly payment on the first day of each calendar month commencing on or after the Annuity Starting Date on which such lump sum distribution is otherwise payable and ending on the calendar month in which his death occurs, or, if required under Section 4.7, in the form of a Joint and Survivor Annuity.

               (f) If a Participant elects to receive lump sum distribution under subparagraph 4.8(a)(v)a, such lump sum distribution shall be made in
                                  -
      the form of an elective transfer of such Participant's lump sum Benefit from the Plan to the Southwest Savings Plan in accordance with Treasury Regulation Section 1.411(d)-4 Q/A-3(b). Such Participant's lump sum Benefit as of his Annuity Starting Date shall be transferred in a transfer of assets and liabilities from the Plan to the Southwest Savings Plan satisfying the requirements of Code Sections 401(a)(12) and 414(l), Treasury Regulation Section 1.414(l)-1 and ERISA Section 208. Upon such transfer, the Trustees shall transfer from the Trust an amount, in cash, equal to the amount of such Participant's lump sum Benefit as of the Annuity Starting Date to the trust established pursuant to the Southwest Savings Plan. Such lump sum distribution shall be conditioned upon the voluntary, fully informed election by the Participant of the transfer of such Participant's lump sum Benefit to the Southwest Savings Plan. Such lump sum distribution shall only be made if such Participant has elected not to receive a life annuity or a Joint and Survivor Annuity in accordance with subsection 4.7(e) and has elected such lump sum distribution with Spousal Consent. Such lump sum distribution shall be credited to an account under the Southwest Savings Plan and such Participant shall be fully vested in the amount credited to such account. The amount credited to such account shall be distributable under the terms of the Southwest Savings Plan.

          14. Section 4.13(a) of the Plan is hereby amended to read in its entirety as follows:

               (a) Notwithstanding any other provision of the Plan to the contrary, upon a Participant's Separation from the Service, or following the termination of the Plan, the Administrator shall cause payment to him or on his account the Actuarial Equivalent in cash of his Vested, Normal or Early Retirement Benefit if it is not more than $5,000 (and at no time exceeded such amount at the time of a prior distribution under Section 4.15(a)).

          15. Effective as of December 30, 1995, Article IV of the Plan is hereby amended by adding Section 4.18 as follows at the end thereof:

      Section 4.18 - Limitation on Distributions other than Life Annuities
      ------------   -----------------------------------------------------

               (a) Notwithstanding any other provision of the Plan, no payment described in subsection (b) shall be made to any Participant, Former Participant, Beneficiary or Contingent Annuitant during a period in which the Plan has a "liquidity shortfall" (as defined in Code Section 401(a)(32)(C)).

               (b)  The payments described in this subsection shall include

                    (i) any payment, in excess of the monthly amount paid under a single life annuity (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant, Former Participant, Beneficiary or Contingent Annuitant whose "annuity starting date" (as defined in Code Section 417(f)(2)) occurs during the period referred to in subparagraph (a),

                    (ii) any payment for the purchase of an irrevocable commitment from an insurer to pay Benefits, and

                    (iii) any other payment specified by the Secretary by regulations under Code Section 401(a)(32).

          16. Section 7.1 of the Plan is hereby amended by adding the following new subsection (e) to the end thereof to read as follows:

               (e) In the event of the termination of the Plan, the Benefit of a Participant, Former Participant, Beneficiary and Contingent Annuitant who is a "missing participant" (as defined in ERISA Section 4050(b)(1)) shall be distributed by transferring the "designated benefit" (as defined in ERISA Section 4050(b)(2)) of such Participant, Former Participant, Beneficiary or Contingent Annuitant to the Pension Benefit Guaranty Corporation, or by purchasing irrevocable commitments from an insurer with respect to such "designated benefit" in accordance with ERISA Section 4041(b)(3)(A)(i). Any such transfer and purchase of an irrevocable commitment shall be in accordance with regulations promulgated by the Pension Benefit Guaranty Corporation. The Administrator shall provide to the Pension Benefit Guaranty Corporation such information and certifications regarding the "designated benefits" or irrevocable commitments with respect to such Participants, Former Participants, Beneficiaries and Contingent Annuitants as are required under ERISA Section 4050 and the regulations thereunder. This subsection shall be effective with respect to distributions that occur in Plan Years commencing after final regulations implementing ERISA Section 4050 are promulgated by the Pension Benefit Guaranty Corporation.

          17. Section 7.12 of the Plan is hereby amended to read in its entirety as follows:


     Section 7.12 - Use of Funds
     ------------   ------------

               Except as provided in Section 7.03 of the Trust Agreement, under no circumstances shall any contribution by a Company under the Plan or any part of any fund created thereby, be recoverable by such Company from the Trust or from any Participant or Former Participant, Beneficiary, Contingent Annuitant, or other person, or be used for or diverted to for purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries and Contingent Annuitants, except that the portion of the funds not required for the satisfaction of all liabilities to Participants, Former Participants and their Beneficiaries and Contingent Annuitants shall, upon termination of the Plan, be transferred to the Southwest Savings Plan in accordance with the Code and ERISA (prior to any reversion to any Company, and in such amount as is determined by the Board) and revert to the applicable Company (to the extent not so transferred).

          18. Effective as of October 13, 1996, Article VII of the Plan is hereby amended by adding the following new Section 7.20 to the end thereof to read as follows:

     Section 7.20 - Qualified Military Service
     ------------   --------------------------

               Notwithstanding any provision of the Plan to the contrary, benefits and service credits with respect to qualified military service shall be provided in accordance with Code Section 414(u).

          Executed at West Covina, California as of December 30, 1999.

                                   SOUTHWEST WATER COMPANY

                                   By /s/ PETER J. MOERBEEK
                                   ------------------------


                                   Title Chief Financial Officer and Secretary
                                   -------------------------------------------